Exhibit 10.6

Explanatory Note: This document has been translated from the Chinese-language original for reference purposes only. While this English translation is believed to be generally accurate, it is subject to, and qualified by, in its entirety, the Chinese-language original. Such Chinese-language original shall be the controlling document for all purposes.

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Shucheng County Tianbao Camellia Oil Professional Cooperative

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 13,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 7, 2020

/s/ Shucheng County Tianbao Camellia Oil Professional Cooperative

Party B: Shucheng County Tianbao Camellia Oil Professional Cooperative

Date: May 7, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Huoshan Chang Rong Trading Company

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 10,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 10, 2020

/s/ Huoshan Chang Rong Trading Company

Party B: Huoshan Chang Rong Trading Company

Date: May 10, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Kang Du

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 4,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 20, 2020

/s/ Kang Du

Party B: Kang Du

Date: May 20, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Anhui Yami Agricultural Technology Co., Ltd.

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 12,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 6, 2020

/s/ Anhui Yami Agricultural Technology Co., Ltd.

Party B: Anhui Yami Agricultural Technology Co., Ltd.

Date: May 6, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Huasheng Farmers Professional Cooperative of Shucheng County

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 12,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 7, 2020

/s/ Anhui Yami Agricultural Technology Co., Ltd.

Party B: Huasheng Farmers Professional Cooperative of Shucheng County

Date: May 7, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Hefei Wenda Agricultural Technology Co., Ltd.

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 10,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 9, 2020

/s/ Hefei Wenda Agricultural Technology Co., Ltd.

Party B: Hefei Wenda Agricultural Technology Co., Ltd.

Date: May 9, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Huoshan Hongying Trading Company

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 10,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 8, 2020

/s/ Huoshan Hongying Trading Company

Party B: Huoshan Hongying Trading Company

Date: May 8, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Lu'an Yunlin Agricultural Technology Co., Ltd.

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 10,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 12, 2020

/s/ Lu'an Yunlin Agricultural Technology Co., Ltd.

Party B: Lu'an Yunlin Agricultural Technology Co., Ltd.

Date: May 12, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Shucheng County Xinyuan Tea Oil Professional Cooperative

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 10,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 11, 2020

/s/ Shucheng County Xinyuan Tea Oil Professional Cooperative

Party B: Shucheng County Xinyuan Tea Oil Professional Cooperative

Date: May 11, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Wulongshan Family Farm of Tangchi Town, Shucheng County

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 8,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 15, 2020

/s/ Wulongshan Family Farm, Tangchi Town, Shucheng County

Party B: Wulongshan Family Farm of Tangchi Town, Shucheng County

Date: May 15, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Yuyun Wang

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 8,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 20, 2020

/s/ Yuyun Wang

Party B: Yuyun Wang

Date: May 20, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Yuhuan Wang

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 8,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 19, 2020

/s/ Yuhuan Wang

Party B: Yuhuan Wang

Date: May 19, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Zhenya Xu

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 6,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 20, 2020

/s/ Zhenya Xu

Party B: Zhenya Xu

Date: May 20, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Changhong Wang

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 6,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 21, 2020

/s/ Changhong Wang

Party B: Changhong Wang

Date: May 21, 2020

Purchase Advance Payment Contract

Party A (payer): Anhui Aokai Fa Grease Technology Co., Ltd.

Party B (Payee): Wenhao Zhang

Party B is Party A’s raw material supplier. In order to reduce operating costs and enhance the partnership between the two parties, Party A agrees to prepay certain prices for the purchase of corresponding raw materials for Party B’s obligation to provide Party A with Camellia seeds. After full negotiation by both parties, the following contracts have been concluded:

1. Purpose of advance payment: Party B can only use the advance payment paid by Party A to purchase camellia seed raw materials, and shall not use it for other purposes.

2. Prepaid amount: RMB 2,000,000

3. As Party B’s business scope also involves Camellia seed oil, Party A may also provide Party B with Camellia seed oil of the same value as the advance payment to offset the advance payment. The price of Camellia seed oil shall be in accordance with Party A’s regulations.

4. Repayment method: Party B will deduct the advance payment in the form of Camellia seeds or equivalent currency to Party A. The repayment period shall not exceed twelve months per year, and special circumstances shall be negotiated separately.

5. Party B promises to provide Party A with Camellia Seeds at a price that is 2% lower than the actual price of Camellia Seeds on the actual delivery date. After the prepayment is deducted, the settlement will be based on the actual market price.

6. If Party B fails to use the advance payment as required by the agreement, Party A has the right to recover the advance payment and impose a penalty interest of three thousandths per day for the breached part.

7. For matters not covered, the two parties can negotiate and conclude a supplementary contract. The supplementary contract has the same legal effect as this contract. Any party who fails to negotiate can bring a lawsuit to the people's court in China.

8. This contract is valid for one year, and it will automatically terminate when it expires.

9. This contract has two copies, with each party holding one copy, and it will take effect from the date of signing.

/s/ Anhui Aokai Fa Grease Technology Co., Ltd.

Party A: Anhui Aokai Fa Grease Technology Co., Ltd.

Date: May 21, 2020

/s/ Wenhao Zhang

Party B: Wenhao Zhang

Date: May 21, 2020